EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.
EXECUTION VERSION

SUPPLY AGREEMENT
This Supply Agreement (“Agreement”), dated as of October 31, 2016 (the “Effective Date”), is by and among United States Gypsum Company, a Delaware corporation (“US Gypsum”), USG Interiors, LLC, a Delaware limited liability company (“USG Interiors”), L&W Supply Corporation, a Delaware corporation (together with its subsidiaries, “Distributor” or “L&W”), American Builders & Contractors Supply Co., Inc., a Delaware corporation (the “Parent Guarantor”) (for the limited purpose of Section 21), and USG Corporation, a Delaware corporation (the “Seller Guarantor”) (for the limited purpose of Sections 11, 13, and 22). The Distributor and the Seller are referred herein individually as a “Party” and together as the “Parties”. For purposes of this Agreement, references to “Seller” will mean USG Interiors and US Gypsum, jointly; provided that where provisions in this Agreement apply to one or more specific Products (including, for example, provisions related to submitting and accepting Orders pursuant to Section 7.4 and 7.5), references to “Seller” will mean (i) USG Interiors, as such provisions relate to the Products set forth on Schedule A-2, and (ii) US Gypsum, as such provisions relate to the Products set forth on Schedules A-1, A-3, A-4 and A-5 . Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Sale and Purchase Agreement (defined below).
A.    The Seller Guarantor and the Parent Guarantor have entered into that certain Sale and Purchase Agreement, dated as of August 27, 2016 (as amended from time to time, the “Sale and Purchase Agreement”), pursuant to which the Parent Guarantor will purchase and assume from the Seller Guarantor all of the capital stock of L&W (the “Contemplated Transactions”); and
B.    This Agreement is being delivered by the Parties, the Parent Guarantor and the Seller Guarantor pursuant to the Sale and Purchase Agreement.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, the Parent Guarantor and the Seller Guarantor, intending to be legally bound hereby, agree as follows:
1.Background.

1.1
The Seller Guarantor carries out the business of manufacturing and selling the building construction products (the “Products”) through USG Interiors, with respect to the Products set forth on Schedule A-2, and US Gypsum, with respect to the Products set forth on Schedules A-1, A-3, A-4 and A-5 (Schedules A-1 through A-5, collectively, “Schedule A”). L&W is a leading specialty distributor of gypsum wallboard, ceilings materials, and other building materials and, in connection with its business, buys and sells the Products from various locations throughout the United States of America listed on Schedule B (“Locations”).

1.2	In connection with the Contemplated Transactions, the Distributor hereby accepts its appointment as a distributor of the Products in the “MSAs”, “Census Divisions”

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

and “Territories”, and at the “Locations”, identified on Schedules A and B (collectively, the “Product Territories”), and the Distributor agrees to market, promote, sell and distribute the Products within the Product Territories, in accordance with this Agreement (“Distribute” or “Distribution”).
2.    Term.

2.1	This Agreement commences on the Effective Date and continues until ***** (the “Initial Term”) unless: (a) terminated earlier by the Parties as provided herein or (b) extended pursuant to Section 2.2.

2.2
The Initial Term of this Agreement may be extended for additional ***** terms by mutual written agreement of the Parties prior to the expiration of the Initial Term or then-current term (each additional term, a “Renewal Term”, and, together with the Initial Term, the “Term”).

2.3
Notwithstanding anything to the contrary in this Agreement, if any of Schedules A-1 through A-5 sets forth a term that is longer or shorter than the Term set forth in Section 2.1, then the Term of this Agreement will be as indicated in such Schedule solely with respect to the Products applicable to such Schedule.

3.    Appointment and Relationship.

3.1
If Schedule A indicates that the Distributor’s appointment is exclusive with respect to any Product or “Product Category” identified on such Schedules in one or more Product Territories, then the Distributor may not market, promote, sell and distribute any products that are identical or similar to, or competitive with, such Product or Product Category within such Product Territories. Except as set forth in Schedule A-2 with regard to Ceiling System Products, the Distributor’s appointment to Distribute the Products is non-exclusive.

3.2
The Distributor will not Distribute the Products (whether directly or indirectly) outside the United States of America or to any Third Parties who the Distributor knows or has a good faith reason to believe will distribute or use the Products outside the United States of America.

3.3
As of the Effective Date, the Distributor is, and will remain, at all times independent of the Seller and its Affiliates. In all matters relating to this Agreement, each Party will be solely responsible for the acts of its employees and agents, and the employees or agents of one Party will not be considered employees or agents of the other. Neither Party will (a) have any right, power or authority to create any obligation, express or implied, on behalf of the other Party, (b) act or represent or hold itself out as having authority to act as an agent or partner of the other Party, or (c) in any way bind or commit the other Party to any obligations. Nothing in this Agreement is intended to create or constitute a joint venture, partnership, agency or trust of any kind between the Parties.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

4.    Competing Products. Except for any Products for which the Distributor’s Distribution is exclusive as stated on Schedule A, the Distributor may purchase, market and sell any products that are competitive with the Products within the Product Territories. Nothing in this Section 4 will affect the Distributor’s obligation to meet the Minimum Purchase Requirements set forth in Schedule A.
5.    Other Distributor Obligations. In addition to each of its other obligations contained in this Agreement (including the Schedules), the Distributor will:

5.1
comply with all applicable Laws, including obtaining and maintaining, at its own expense, required certifications, credentials, licenses and permits necessary to satisfy its obligations under this Agreement, and use reasonable commercial efforts to comply with all guidelines and product literature made available (including through the Seller’s or its Affiliate’s website) to the Distributor by the Seller with regard to the Products;

5.2	take all reasonable steps, and reasonably cooperate with the Seller, to:

(a)	distribute the Products and to expand the market for the Products within the Product Territory;

(b)	promote Product sales and advertising; and

(c)	establish, expand and maintain the reputation of the Products, Seller’s and its Affiliates’ brands, and the Seller;

5.3	take reasonable steps to:

(a)	maintain professional distribution facilities for the Products;

(b)	maintain adequate Product inventory; and

(c)	employ an adequate number of qualified professional representatives to promote, sell and deliver the Products and satisfy its obligations under this Agreement.

5.4	The continuation of the past practices of Distributor prior to the date of this Agreement will constitute conclusive evidence that Distributor has met its obligations under Sections 5.2 and 5.3.

5.5
During the Term of this Agreement, Seller may request in writing that Distributor make available to Seller, at Distributor’s corporate offices, financial information reasonably sufficient to allow Seller to accurately determine Distributor’s financial position for credit purposes; provided that Seller may not make such request more than once annually unless Seller has reasonable basis to believe that Distributor’s financial condition or creditworthiness may be inadequate or unsatisfactory in light of its obligations under this Agreement and the quantity of Products being purchased. Credit personnel from Seller will be permitted to review all such materials and take

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

notes, but will not take photos or retain a copy of such materials. Seller will keep all such financial information strictly confidential and will sign a Confidentiality and Non-Disclosure Agreement reflecting this obligation in a form acceptable to both Seller and Distributor.
6.    Seller Obligations. In addition to each of its other obligations contained in this Agreement (including the Schedules), the Seller will:

6.1
comply with all applicable Laws, including obtaining and maintaining, at its own expense, required certifications, credentials, licenses and permits necessary to satisfy its obligations under this Agreement;

6.2	take all reasonable steps, and reasonably cooperate with the Distributor, to:

(a)	enable the Distributor to distribute the Products and to expand the market for the Products within the Product Territory;

(b)	assist the Distributor in promoting Product sales and advertising;

6.3	take reasonable steps to:

(a)	maintain professional manufacturing and storage facilities for the Products;

(b)	maintain adequate Product inventory; and

6.4	manufacture Products in accordance with Seller’s published specifications, relevant law and industry standards.

6.5	The continuation of the past practices of Seller prior to the date of this Agreement will constitute conclusive evidence that Seller has met its obligations under Sections 6.2 and 6.3.
7.    Forecasts, Ordering and Supply.

7.1
During the Term, the Distributor will give the Seller a good faith rolling 90‑day forecast of its supply requirements for the Products for each Product Territory set forth in ***** (each forecast, a “Forecast”). The Forecasts will constitute a good faith estimate (based on information then-available to the Distributor) of the Orders the Distributor will place during such period. The first Forecast will be provided on the Effective Date, and subsequent Forecasts will, thereafter, be provided on the first Business Day of each month during the Term. The Forecasts are for informational purposes only and do not create any binding obligations on behalf of either Party, except as explicitly stated herein.

7.2
***** the Distributor will purchase from the Seller the “Minimum Purchase Requirements” (or make Shortfall Payments) during the Measurement Periods (defined below) and in the Product Territories as set forth in, and subject to the terms

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

of, ***** (the “Minimum Purchase Requirements”), and subject to Section 7.5, and Section 19. For the avoidance of doubt, the time periods set forth in Schedule A relating to any Minimum Purchase Requirements, will be referred to herein as a “Measurement Period” and collectively as the “Measurement Periods”. *****.

7.3
Subject to the other provisions of this Agreement, the Seller agrees to provide the Distributor with quantities of Products sufficient to meet the Minimum Purchase Requirements and Annual Sales Targets set forth in Schedule A.

7.4	The Distributor will order Products from the Seller by sending a purchase order (“Order”), specifying:

(a)	the Products to be supplied and the volume of each Product to be supplied;

(b)	location and delivery information, if applicable;

(c)	the requested delivery date, if applicable; and

(d)	the Order number.

7.5
The Seller may accept an Order by acknowledging the Order through a written response in a manner consistent with its general practices or by performing under the Order (“Accepted Order”). An Order is binding on the Seller unless rejected by the Seller within two Business Days, and the Seller may accept or reject any Order in its reasonable discretion; provided, however, that the quantities in an Order that was rejected without a good reason will be credited toward Distributor’s Minimum Purchase Requirements or Sales Targets during that Measurement Period. Notwithstanding Section 7.3 or any Minimum Purchase Requirements, Sales Targets, or minimum supply requirements set forth in Schedule A or the Forecasts provided pursuant to Section 7.1, the Seller has the right, in its sole discretion, to refuse to accept an Order or fill an Accepted Order, in whole or in part, if there is a manufacturing or supply disruption that impacts Seller’s ability to supply the Product(s) or in the occurrence of a Force Majeure Event, as defined in Section 19. *****.

7.6
If the Seller discontinues the sale of any Product in the applicable Product Territory, the Seller is not obligated to continue supplying the discontinued Product to the Distributor (including with respect to any Accepted Orders) after providing the Distributor with not less than ***** prior written notice of the Seller’s discontinuance of such Product. In such case, the Minimum Purchase Requirements will be adjusted based on the percentage of the Minimum Purchase Requirements attributable to the discontinued Product in the immediately preceding Measurement Period, unless and to the extent the Seller makes available to the Distributor a substitute product that is substantially similar to the discontinued Product.

7.7	Notwithstanding anything in this Agreement to the contrary, Distributor will not be deemed to have failed to reach its Minimum Purchase Requirements or Sales Targets

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

in a Measurement Period to the extent such failure arises out (i) Seller’s breach of its obligations hereunder, including but not limited to its pricing obligations; (ii) Seller Guarantor’s violation of the non-compete provisions of the Sale and Purchase Agreement; or (iii) with respect only to Products listed in *****, significant changes in Seller’s distribution strategy, in each case during such Measurement Period. In such circumstances, the Minimum Purchase Requirements and Sales Targets will be equitably reduced to reflect the impact of such actions.

7.8
Unless otherwise expressly set forth in writing by the Seller, all Products will be Delivered at Place (as defined in Incoterms 2010 revision). Seller’s Prices include freight and fees which are to be paid by Distributor. Seller’s stated dates of shipment are guaranteed, plus or minus two Business Days. Title and risk of loss to Products will transfer to the Distributor when the Products are tendered to the Distributor at the delivery destination. Any handling of the Products after transfer of risk of loss will be at the Distributor’s sole risk.

7.9
This Agreement is expressly limited to the terms of: (a) this Agreement, and (b) the terms contained in the applicable Accepted Order issued by Distributor, to the extent they do not conflict with this Agreement. The terms of this Agreement will prevail over any terms and conditions contained in any Accepted Order, and any other documentation related to the subject matter of this Agreement. Changes to the terms and conditions of Distributor’s Purchase Order shall be only upon Seller’s written agreement.

8.    Inspection.

8.1
Distributor shall inspect the Products promptly following delivery to Distributor and will be required to notify Seller within two Business Days after delivery of any visible physical damage to the Products or non-conformity with the Accepted Order. Failure to notify the Seller of any such visible physical damage or non-conformity within such two-day period shall constitute a waiver of any damage or non-conformity that was or should have been detected. Distributor will have no obligation to “break bulk” for purposes of its inspection.

8.2
Except as provided under Section 8.1 or in the case of any Products that do not comply with the warranties provided by Seller, Products cannot be returned, and any Order for Products cannot be cancelled by the Distributor without the Seller’s prior written consent, which may be granted or withheld in the Seller’s reasonable discretion. All Products accepted by the Seller for return and refund (other than those returned by the Distributor in accordance with this Section 8.2 or pursuant to the terms of any warranty provided by Seller) are subject to a restocking fee of 20% of the price of cancelled or returned Products plus all shipping costs. If the Seller consents as provided in this Section 8.2 to the cancellation of Orders for special or non-stock Products, the Distributor’s cancellation may be conditioned upon the Distributor’s payment in full of the price of finished Products, and, for other Products

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

in the process of manufacture, the payment of a cancellation charge may be based on the percentage of completion as applied to the price.
9.    Prices and Payment.

9.1
The prices to be paid by the Distributor for the Products are described on Schedule A, and references to Price or Prices refer to the invoice price(s). (the “Prices”).The Prices from Seller to Distributor are inclusive of freight and fees to be paid by Distributor.

9.2	*****.

9.3
Except as otherwise set forth in the Schedules, the Distributor will pay in full all undisputed amounts due pursuant to this Agreement ***** after the Seller’s invoice date; provided, that (a) invoices will be issued upon shipment by the Seller to the destination specified by Distributor, and (b) the Seller will give the Distributor a discount on any invoiced amounts that are paid by the Distributor ***** after Seller’s invoice date in an *****. Late payments will bear interest at *****. To the extent the Distributor disputes any charge on such invoice, the Distributor will, ***** of the Distributor’s receipt of such invoice, issue to the Seller a written dispute notice (along with substantiating documentation and a reasonably detailed description of the dispute), and the Distributor will be deemed to have accepted all invoices for which the Seller does not receive a written dispute notice *****. To the extent the Seller does not agree to a reduction in such invoice, such dispute will be resolved in accordance with the dispute resolution provisions set forth in Section 20, below. Notwithstanding anything to the contrary in this Agreement, the Parties will continue performing their obligations under this Agreement during any dispute, including its obligation to pay due any undisputed invoice amounts in accordance with the terms and conditions of this Agreement. Unless otherwise specifically agreed in writing by the Parties, all payments due to the Seller under this Section 9.3 will be made by wire transfer of immediately available funds to the account set forth in the applicable invoice.

9.4
Any credits the Distributor believes are owed to it pursuant to *****, and any amounts owed or potentially owed by the Seller Guarantor pursuant to any of the Transaction Agreements (as defined in the Purchase Agreement), will not be set off or deducted from invoice or other payments owed to Seller until and to the extent that such credits or amounts are awarded to the Distributor pursuant to the terms of such sections or provisions or the Transaction Agreements (as defined in the Purchase Agreement). Regardless of any statement appearing on a check, wire transfer documentation or otherwise, the Seller’s acceptance of a payment in an amount less than that due will in no way be an accord and satisfaction or prejudice the Seller’s rights and remedies to collect the full amount due.

9.5	All Prices are exclusive of all sales, use or excise taxes and any other similar taxes, duties and charges of any kind imposed by any federal, state or local Governmental

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Entity on any amounts payable by the Distributor under this Agreement, including charges imposed on the sale, use or transportation of the Products (“Taxes”). The Distributor will pay, or reimburse the Seller for, all Taxes properly identified by the Seller in an invoice.

9.6
If the Distributor fails to pay any amount due under this Agreement except for those amounts that are disputed pursuant to the provisions of Section 9.3 (a “Payment Failure”) or fails to materially comply with any terms of this Agreement (other than with respect to a Payment Failure), after notice of such failure and expiration of the opportunity to cure set forth in Section 17, then the Seller may, at its option, suspend delivery of any undelivered portion of any Accepted Order, without liability to the Seller, and the Distributor will remain liable for all unpaid amounts with respect to shipped or delivered Products.

9.7
Notwithstanding anything in this Section 9, if the Seller at any time determines, in its reasonable discretion, that the Distributor’s financial condition or creditworthiness is inadequate or unsatisfactory, or that the Distributor may be unable to pay for any Products upon issuance of an invoice by the Seller in accordance with Section 9.3, the Seller may, upon prior written notice to the Distributor, require the Distributor to pay, by cash, check or wire transfer of immediately available funds, for any Products upon delivery of such Products, including any undelivered portion of any Accepted Order. No action (or failure to act) by the Seller pursuant to this Section 9.7 will constitute a waiver by the Seller of any other rights and remedies available to the Seller under this Agreement (including under Section 17).

10.    *****.

10.1	*****.

10.2	*****.
11.    Trademarks.

11.1
The Products will bear trademarks, trade names, trade dress, service marks, slogans, labels, logos and other trade identifying symbols (whether or not registered with local, state or national authorities) used, owned, or developed by the Seller, the Seller Guarantor, or one of their respective Affiliates (“Trademarks”). The Seller, in consultation with the Seller Guarantor, will determine the Trademarks to be used on and in connection with the Products. The term “Affiliate” as used in this Section 11 does not include the Distributor or any of its Affiliates (including any other Acquired Company, as such term is defined in the Sale and Purchase Agreement).

11.2
Subject to the terms and conditions of this Agreement, the Seller and the Seller Guarantor, each on behalf of itself and its Affiliates, grants the Distributor a non-exclusive, non-transferrable, non-sublicenseable, royalty-free license to use and display the Trademarks. All such use of the Trademarks by the Distributor in any

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

form (including, without limitation, literature, displays, websites, URLs and social media) will be subject to the approval by the Seller or the Seller Guarantor, and all such use will inure exclusively to the benefit of the Seller, the Seller Guarantor and their respective Affiliates owning the Trademarks. The Distributor will comply with the reasonable directions, instructions and restrictions issued in writing by the Seller to the Distributor regarding the use of the Trademarks.

11.3
The Distributor may, with the prior written consent of the Seller, use the Distributor’s own trademarks in connection with the Distribution of the Products, provided that such use is in accordance with Section 11.5 and any written instructions provided by the Seller.

11.4
Subject to the terms and conditions of this Agreement, the Seller and the Seller Guarantor, each on behalf of itself and its Affiliates, also grants the Distributor a non-exclusive, non-transferable, non-sublicenseable, royalty-free license under the Seller’s, Seller Guarantor’s, and their respective Affiliates’ copyrights to distribute, reproduce, use and display product information, product literature, product packaging, promotional materials, advertising, images or other copyright protected materials furnished to the Distributor during the Term (collectively, the “Seller Content”) solely in connection with Distributing the Products in the United States of America. Any reproduction of all or part of Seller Content in any publication, literature, website, social media outlet or other materials used for marketing by the Distributor will be subject to the Seller’s or the Seller Guarantor’s approval. The Distributor will comply with the reasonable directions, instructions and restrictions issued in writing by the Seller or the Seller Guarantor to the Distributor regarding the use of the Seller Content. The Distributor may not grant any sublicense to use the Seller Content without the Seller’s or the Seller Guarantor’s prior written approval.

11.5
The Distributor has no rights in the Trademarks or the Seller Content and will not assert any rights in the Trademarks or the Seller Content, except as specifically granted to the Distributor in this Agreement. Other than the express licenses granted by Sections 11.2 and 11.4, the Seller and Seller Guarantor grant no right or license to the Distributor, by implication, estoppel or otherwise, to the Products or any intellectual property rights of the Seller, Seller Guarantor, or their respective Affiliates. This Section 11.5 will survive the termination or expiration of this Agreement.

12.    *****.

12.1	*****. *****.

12.2	*****. *****.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

13.    Insurance.

13.1
During the Term, the Distributor will, at its sole cost and expense, obtain, maintain and carry in full force and effect commercial general liability insurance (including product liability coverage) in a sum no less than $5,000,000, with financially sound and reputable insurers, reasonably acceptable to the Seller. The Distributor will require its insurer(s) to waive all rights of subrogation against the Seller and its insurers, and the insurance policy(ies) will name the Seller as an additional insured. The Distributor will provide evidence of such insurance required to be maintained pursuant to this Section 13.1 to the Seller upon the Seller’s request and will provide the Seller with 30 days’ advance written notice in the event of a cancellation or material change in any such insurance policy.

13.2
During the Term, the Seller Guarantor will, at its sole cost and expense, obtain, maintain and carry in full force and effect, on behalf of Seller, commercial general liability insurance (including product liability coverage) in a sum no less than $5,000,000, with financially sound and reputable insurers, reasonably acceptable to the Distributor. The Seller Guarantor will require its insurer(s) to waive all rights of subrogation against the Distributor and its insurers, and the insurance policy(ies) will name the Distributor as an additional insured. The Seller Guarantor will provide evidence of such insurance required to be maintained pursuant to this Section 13.2 to the Distributor upon the Distributor’s request and will provide the Distributor with 30 days’ advance written notice in the event of a cancellation or material change in any such insurance policy.

14.    Warranties; Disclaimer.

14.1
The Products are covered by either a product-specific warranty or, if there is no product-specific warranty, by USG’s standard limited warranty, in effect at the time of the Accepted Order. In addition, as between Seller and Distributor only, and not subject to assignment to any party other than an Affiliate, Seller warrants (i) that the Products sold to Distributor will be covered by Seller’s standard warranty terms and conditions; (ii) that the Products will substantially conform with Seller’s published specifications for the Products; and (iii) that the Products comply with all Applicable Laws (as defined below) as applicable to the customary uses of the Products. Final determination of the suitability of the material for the use contemplated by the Distributor or its customer shall be the sole responsibility of Distributor or its customer, as the case may be, and the Seller shall have no responsibility in connection with such suitability. For purposes of this Agreement, “Applicable Laws” shall mean all applicable federal, state, and local laws, codes, ordinances, regulations, treaties, orders, decisions, directives and/or requirements of the United States of America.

14.2
Seller warrants that the Products supplied have been produced in compliance with laws regarding slavery, child labor or other human trafficking in the countries where those products were produced or originated and none of the products were produced

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

using slavery or human trafficking. This warranty applies to both Products supplied to Distributor and the materials incorporated into those Products.

14.3
Seller shall report with any proposal to Distributor, and in connection with the delivery of any Products or parts to Distributor, the existence of any “conflict minerals” (tantalum, tin, tungsten and gold) in any products to be provided. Seller must identify the country of origin of any conflict minerals, whether the conflict minerals came from scrap or recycled sources, and whether the conflict minerals came from a “Covered Country”, which is Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda and Zambia. If the conflict minerals originate from the Covered Countries, they must not directly or indirectly finance armed groups, and Seller must explain its process for determining and verifying this information. If there are any changes to Seller’s supply base in regard to the Products that affect Seller’s certification, Seller is required to send an amended certification to Distributor. Distributor reserves the right to request any additional information on conflict minerals associated with the Products and Seller will make good faith efforts to provide the requested information. In addition, Seller agrees to maintain records reviewable by Distributor to support its certifications and acknowledges that Distributor may utilize and disclose the information in this certification in order to satisfy its disclosure obligations.

14.4
Seller certifies that all of the Products meet OSHA’s amended hazard communication regulations known as Globally Harmonized System (GHS) for Classification and Labeling of Chemicals, in each case applicable at the time of sale.

14.5
EXCEPT AS EXPLICITLY SET FORTH ABOVE, NEITHER THE SELLER, NOR ANY PERSON ON THE SELLER’S BEHALF, HAS MADE OR MAKES FOR THE DISTRIBUTOR’S BENEFIT ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, INCLUDING ANY WARRANTIES OF (i) MERCHANTABILITY OR (ii) FITNESS FOR A PARTICULAR PURPOSE; WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, THE DISTRIBUTOR ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY MADE BY THE SELLER, OR ANY OTHER PERSON ON THE SELLER’S BEHALF, EXCEPT WHERE PURCHASE OF THE PRODUCT IS SUBJECT TO NON-WAIVABLE CONSUMER PRODUCT WARRANTY LAWS, IN WHICH INSTANCES ANY APPLICABLE IMPLIED WARRANTIES CREATED BY STATUTE ARE LIMITED TO THE PERIOD OF THE APPLICABLE STATUTORY WARRANTY. THE DISTRIBUTOR REPRESENTS THAT IT IS NOT A CONSUMER AS DEFINED BY ANY APPLICABLE CONSUMER PROTECTION LAWS.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

15.    Indemnification; Limitations of Liability.

15.1	Indemnification.

(a)
The Distributor will indemnify, hold harmless and defend the Seller and its Affiliates, and their respective directors, officers, employees and representatives (such directors, officers, employees and representatives, collectively, “Seller Personnel”), from and against any and all Losses to the extent arising out of, or related to, any Third Party Claims alleging or relating to the Distributor’s or its Affiliates’ or any Distributor Personnel’s: (i) fraudulent or criminal conduct, or failure to comply with any Law; (ii) willful or negligent acts or omissions causing bodily injury or death of any person, or damage to real or tangible property; or (iii) breach of any representation, warranty or other provision in this Agreement.

(b)
The Seller will indemnify, hold harmless and defend the Distributor and its Affiliates, and their respective directors, officers, employees and representatives (such directors, officers, employees and representatives, collectively “Distributor Personnel”), from and against any and all Losses to the extent arising out of, or related to, any Third Party Claims alleging or relating to: (i) the Seller’s or its Affiliates’ or any Seller Personnel’s fraudulent or criminal conduct, or failure to comply with any Law; (ii) the Seller’s or its Affiliates’ or any Seller Personnel’s willful or negligent acts or omissions causing bodily injury or death of any person, or damage to real or tangible property; (iii) the Seller’s or its Affiliates’ or any Seller Personnel’s breach of any representation, warranty or other provision in this Agreement; or (iv) any claim alleging a defect in a Product sold to any Acquired Company during the Term, which Product an Acquired Company Distributes to a Third Party either during the Term or (pursuant to Section 17.4(c)) after the Term.

(c)	For purposes of this Agreement:

(i)
“Losses” will mean any and all losses, damages, Liabilities, costs and expenses of any and every nature, including reasonable attorneys’ fees and disbursements, and costs of investigation, defense, and settlement.

(ii)	“Third Party Claim” will mean any and all claims, suits, audits or other proceedings asserted by any Third Party for which indemnification may be sought under this Section 15.

15.2	Limitations of Liability.

(a)
Notwithstanding anything to the contrary in this Agreement, neither Party will be liable to the other Party for any special, incidental, indirect, punitive or consequential damages (including lost profits, loss of revenue, lost sales

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

or damages measured as a multiple of profits, multiple of cash flow or any similar loss or damage valuation or calculation methodologies), except to the extent such damages have been awarded or paid in connection with a Third Party Claim for which indemnification is provided under Section 15.1.

(b)
Notwithstanding anything to the contrary in this Agreement, in no event will the Seller’s aggregate liability to the Distributor for Losses arising out of, or relating to, this Agreement, whether arising out of, or related to, breach of contract, tort (including negligence) or otherwise, but excluding the Seller’s indemnification obligations set forth in Section 15.1(b), exceed an amount equal to ***** (the “Liability Cap”). For the first 12 months of this Agreement, the Liability Cap will be *****.

16.    Anti-Corruption; Compliance with Laws.

16.1
The Distributor represents, warrants and covenants to the Seller and its Affiliates that the Distributor, its subsidiaries, and their respective directors, officers or employees: (a) will not after the Effective Date, directly or indirectly, pay, offer, give, demand, accept, promise to pay or authorize the payment of any gift or payment, consideration, or benefit in kind that is an illegal or corrupt practice under the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-bribery Law; and (b) the Distributor will immediately notify the Seller in writing of any potential or actual non-compliance with this Section 16.1. For the purposes of this Section 16.1, a “Government Official” includes any employee, agent or official of a Governmental Entity, political party, or public international organization, as well as any employee, agent or official of a commercial entity in which a Governmental Entity has an ownership interest or exerts control over such entity.

16.2
The Seller may suspend performance under this Agreement immediately with notice to the Distributor if it reasonably believes that the Distributor has breached this Section 16, until the Seller is satisfied that no breach has occurred or is likely to occur.

16.3
Each Party will comply with all Laws, decrees and other directives applicable to the each of them, and each Party acknowledges that in no event will the other Party be obligated under this Agreement to take any action that it believes, in good faith, would cause it to be in violation of any Laws, decrees or directives applicable to the Seller, the Distributor or the Distributor’s Subsidiaries. Each Party will immediately notify the other Party in writing of any potential or actual non-compliance with this Section 16.3.

17.    Termination

17.1	Seller’s Right to Terminate. The Seller may terminate this Agreement, with immediate effect, by providing written notice to the Distributor if:

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(a)
the Distributor breaches or is in default of any obligation hereunder and such breach or default has not been cured within 30 days after the Seller’s delivery to the Distributor of notice of such a breach or default; provided, that if such breach relates to a Payment Failure, the cure period for such breach will be five Business Days;

(b)
the Distributor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or will consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or will make a general assignment for the benefit of creditors, or will fail generally to pay its debts as they become due, or will take any corporate action to authorize any of the foregoing;

(c)
an involuntary case or other proceeding is commenced against the Distributor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding will remain undismissed and unstayed for a period of 60 days, or an order for relief will be entered against the Distributor; or

(d)
without obtaining the Seller’s prior written consent, (i) the Distributor sells, leases or exchanges a material portion of the Distributor’s assets, (ii) the Distributor attempts to assign this Agreement, or any right or obligation under this Agreement, or (iii) a change in control of the Distributor occurs. For purposes of this Section 17.1(d), a “change in control” of the Distributor is defined as any transaction or series of related transactions, including a merger, consolidation or equity sale, transfer or exchange, in which one or more Third Parties acquire, directly or indirectly, 50% or more of the total combined voting power of any class or series of capital stock of the Distributor (or the parent of the Distributor) (or surviving entity in the case of a merger or consolidation). Change in control will not include any transaction or series of related transactions transferring the voting power of the direct or indirect parent of the Distributor to one or more of the lineal descendants of Diane M. Hendricks (or to entities which such persons control or trusts for the benefit of such persons).

17.2	Distributor’s Right to Terminate. The Distributor may terminate this Agreement, with immediate effect, by providing written notice to the Seller if:

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(a)
the Seller breaches or is in default of any obligation hereunder and such material breach or default has not been cured within 30 days after the Seller’s receipt from the Distributor of notice of such a breach or default.

(b)
the Seller or Seller Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or will consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or will make a general assignment for the benefit of creditors, or will fail generally to pay its debts as they become due, or will take any corporate action to authorize any of the foregoing;

(c)
an involuntary case or other proceeding is commenced against the Seller or Seller Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding will remain undismissed and unstayed for a period of 60 days, or an order for relief will be entered against the Seller; or

(d)
it is either (i) determined, pursuant to a judgment by a court of competent jurisdiction in accordance with the terms of the Sale and Purchase Agreement, that the Seller Guarantor has breached its noncompetition obligations as set forth in Section 10.11 of the Sale and Purchase Agreement (“Non-Compete Obligations”); or (ii) Parent Guarantor or Distributor obtains an preliminary injunction enjoining Seller Guarantor or any of its Affiliates from violating the Non-Compete Obligations.

17.3
Expiration or termination of this Agreement for any reason will be without prejudice to the rights and remedies of a Party with respect to any breaches by the other Parties that occurred prior to such termination or expiration.

17.4	Upon expiration or termination of this Agreement:

(a)	the Seller will have no obligation to accept any Order from the Distributor;

(b)	subject to Sections 7.5, 7.6, 9.6 and 9.7, the Seller will fill all outstanding Accepted Orders issued prior to such termination or expiration;

(c)
the Distributor will have the right to Distribute, in accordance with the terms and conditions of this Agreement, any remaining Product inventory held by it as of such expiration or termination and any Product inventory received

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

by the Distributor in connection with any outstanding Accepted Orders issued prior to such date;

(d)	any moneys accrued, due and payable to a Party by another Party pursuant to this Agreement will remain due and payable in the ordinary course;

(e)
the Distributor will return or destroy all documents and materials containing Confidential Information of the Seller or that contains or reflects or incorporates any Confidential Information of the Seller and permanently erase all of the Seller’s Confidential Information from its active computer systems (except that Distributor may retain a copy of such information to the extent, if at all, required by applicable Law, or as needed in connection with pending or potential litigation);

(f)
the Seller will return or destroy all documents and materials containing Confidential Information of the Distributor or that contains or reflects or incorporates any Confidential Information of the Distributor and permanently erase all of the Seller’s Confidential Information from its active computer systems (except that Seller may retain a copy of such information to the extent, if at all, required by applicable Law, or as needed in connection with pending or potential litigation);

(g)
subject to continued use in connection with the activities set forth in Section 17.4(c), the Distributor will cease using the Trademarks and any Seller Content and will cease all display, advertising, promotion and use of all Seller Content or any trademark, trade name or product designation that is similar to or confusing with any such intellectual property of or associated with the Seller and/or the Products;

(h)
subject to Section 17.4(c), the Distributor will cease to represent itself as the Seller’s authorized representative regarding the Products and will otherwise cease from all conduct or representations that may appear to the public that it is an authorized representative of the Seller; and

(i)
the Distributor will certify in writing to the Seller that it has complied with the requirements of clauses (e), (g) and (h) of this Section 17.4; the Seller will certify in writing to the Distributor that it has complied with the requirements of clause (f) of this Section 17.4.

17.5
Any indemnity or obligation of confidentiality under this Agreement is independent and, together with any other term that by its nature or operation is intended to survive termination or expiry of this Agreement, including this Section 17, Section 11.5, and Sections 15, 18, 20 and 21, survives the termination or expiration of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

18.    Confidentiality.

18.1
Each Party will cause each of its Affiliates and each of their officers, directors, employees, agents, representatives (together, “Representatives”) to hold confidential (a) the terms and conditions of this Agreement, including all pricing terms and information relating to this Agreement and the Products and (b) all information relating to the business of the other Party (including its Affiliates) disclosed to it by reason of this Agreement (such information in (a) and (b), “Confidential Information”) and will not disclose any Confidential Information of such other Party to any Third Party unless legally compelled to do so; provided, however, that to the extent that any Party may become so legally compelled or required by applicable securities laws or securities listing standards (including the filing of this Agreement or any other Transaction Agreement with the SEC) to disclose any Confidential Information of such other Party, it may only disclose Confidential Information if it will first have used reasonable efforts to, and, if practicable, will have afforded the other Party the opportunity to obtain, an appropriate protective order or other satisfactory assurance of confidential treatment for the Confidential Information required to be so disclosed; provided, further, that in the case of the filing of this Agreement or any other Transaction Agreement with the SEC, the disclosing Party agrees to use reasonable efforts to (x) advise the other Party prior to making such disclosure and (y) seek to obtain confidential treatment for the Confidential Information required to be so disclosed. Notwithstanding the foregoing, “Confidential Information” will not include any information that (w) is available to the public on the Effective Date or thereafter becomes available to the public other than as a result of a breach of this Section 18; (x) has been rightfully received by the receiving Party completely independently from a Third Party without any obligation of confidence to the disclosing Party; (y) was in the possession of the receiving Party before any disclosure by the disclosing Party; or (z) was independently developed by the receiving Party.

18.2
Confidential Information will only be disclosed to those Representatives that have a need to know such information to effectuate the terms of this Agreement. Each party will be responsible for any violation of this Section 18 by its Representatives. Notwithstanding the foregoing, the Distributor will not disclose the terms of this Agreement to its sales representatives or branch personnel unless, and in such instance only to the extent, such disclosure is strictly necessary to effectuate the terms of this Agreement; *****.

18.3
Each Party will take commercially reasonable efforts to protect the secrecy of, and avoid disclosure or use of, the other Party’s Confidential Information in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which measures will include at least the same degree of care that each Party uses to protect its own Confidential Information of a similar nature.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

18.4	Each Party will promptly notify the other Party of any misuse or misappropriation of the other Party’s Confidential Information that comes to its attention.

18.5
The obligations set forth in this Section 18 will continue for five years after the final termination or expiration of the Term, except that to the extent that any Confidential Information constitutes a trade secret, the receiving Party’s obligations with respect to that Confidential Information will continue for five years or for such period as the information remains trade secret, whichever is longer.

19.    Force Majeure. If the Seller is delayed in or prevented from performing its obligations under this Agreement, in whole or in part, due to a cause beyond its reasonable control, including an act of God, fire, flood, explosion, civil disorder, strike, lockout or other labor trouble, material shortages of utilities, facilities, labor, materials or equipment, delay in transportation, breakdown or accident, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority, riot, war, or other cause beyond the reasonable control of the Seller (each a “Force Majeure Event”), then upon written notice to the Distributor, (a) the affected provisions or other requirements of this Agreement will be suspended to the extent necessary during the period of such disability, and (b) subject to the requirements of Section 7.5, above, the Seller will have the right to apportion its services in an equitable manner to all users (including themselves), as determined in the Seller’s reasonable discretion. The Seller will have no liability to the Distributor or any other party in connection with any non-performance or delay in performance of the terms of this Agreement due to a Force Majeure Event. The Seller will resume full performance of this Agreement as soon as reasonably practicable following the conclusion of the Force Majeure Event.
20.    Governing Law; Dispute Resolution. This Agreement will be governed by the Laws of the State of Illinois, without regard to its choice of law provisions. Any controversy, claim, or dispute arising out of or in connection with this Agreement will be settled by final and binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (“Rules”), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction; provided, however, that this section will not apply to claims for indemnity arising out of or relating to claims of third parties or to requests for injunctive relief in connection with the obligations set forth in Section 18. The arbitration will be heard by a single arbitrator appointed in accordance with the Rules and will be conducted in English. The arbitration will be conducted in Cook County, Illinois. If a controversy or claim relates to or is the subject of a mechanic’s or construction lien, the Seller may proceed in accordance with applicable Law to preserve and enforce its lien rights. TO THE FULLEST EXTENT PERMITTED BY LAW, NOTWITHSTANDING ANY ARBITRATION RULE OR PROCEDURE, (A) NO CLASS ACTION OR REPRESENTATIVE ACTIONS WILL BE PERMITTED UNDER THIS AGREEMENT, AND (B) IF ANY CLASS OR REPRESENTATIVE ACTION CANNOT BE WAIVED UNDER APPLICABLE LAW, THE PARTIES AGREE THAT SUCH ACTION WILL BE ARBITRATED. In the event that either party is required to retain the services of an attorney to enforce this Agreement or to defend against any cause of action, claim, or counterclaim brought by the other party pursuant to this Agreement, then the prevailing party will be entitled to recover the reasonable attorneys’ fees and costs which it has incurred, in addition to other remedies to which

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

it is entitled under applicable law, unless the adjudicator specifically finds that neither party is the prevailing party.
21.    Parent Guaranty. The Parent Guarantor hereby unconditionally, absolutely and irrevocably guarantees, as a principal and not as a surety, to Seller the prompt and full performance and payment of the Distributor’s obligations, covenants, undertakings, and liabilities pursuant to this Agreement (collectively, the “Distributor Obligations”), and Seller hereby agrees and acknowledges that Parent Guarantor is a signatory to this Agreement solely for such purpose. This guaranty is an irrevocable guaranty of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as legal or equitable discharge of Parent Guarantor under this Section 21. Subject to receiving five Business Days written notice from Seller and an opportunity to cure, Parent Guarantor waives presentment, demand and any other notice with respect to any of the Distributor Obligations and any defenses that Parent Guarantor may have with respect to any of the Distributor Obligations other than as set forth in the immediately preceding sentence.
22.    Seller Guaranty. Seller Guarantor hereby unconditionally, absolutely and irrevocably guarantees, as a principal and not as a surety, to Distributor the prompt and full performance and payment of the Seller’s obligations, covenants, undertakings, and liabilities pursuant to this Agreement (collectively, the “Seller Obligations”), and Distributor hereby agrees and acknowledges that Seller Guarantor is a signatory to this Agreement solely for such purpose. This guaranty is an irrevocable guaranty of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event that might otherwise operate as legal or equitable discharge of Seller Guarantor under this Section 22. Subject to receiving five Business Days written notice from Distributor and an opportunity to cure, Seller Guarantor waives presentment, demand and any other notice with respect to any of the Seller Obligations and any defenses that Seller Guarantor may have with respect to any of the Seller Obligations other than as set forth in the immediately preceding sentence.
23.    Miscellaneous.

23.1
Binding Effect and Assignment. This Agreement binds and benefits the Parties and their respective successors and assignees. The Distributor may not assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Seller.

23.2
No Third Party Beneficiary Rights. This Agreement is not intended to and will not be construed to give any Person other than the Parties any interest or rights (including any Third Party beneficiary rights) with respect to or in connection with this Agreement or provision contained herein or contemplated hereby.

23.3
Severability. If any term or provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining terms and provisions of this Agreement remain in full force, if the essential terms and conditions of this Agreement for each

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Party remain valid, binding and enforceable. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

23.4
Entire Agreement; Conflicting Provisions. This Agreement, together with any Accepted Orders and warranties incorporated by reference herein pursuant to Section 7.5, constitute the final, complete and exclusive statement of the Parties’ agreement on the matters contained herein. All prior and contemporaneous negotiations and agreements between the Parties on the matters contained in this Agreement are superseded by this Agreement. In the event of any conflict between any specific provision in the body of this Agreement and the terms of any schedule to this Agreement, the terms of such schedule will control.

23.5
Counterparts. The Parties may execute this Agreement in multiple counterparts, each of which constitutes an original as against the Party that signed it, and all of which together constitute one agreement. This Agreement is effective upon delivery of one executed counterpart from each Party to the other Party. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending Party’s signature(s) is as effective as signing and delivering the counterpart in person.

23.6
Expenses. Except to the extent specified otherwise in this Agreement, each Party will pay its own costs, professional fees and other expenses (including all legal, accounting, broker, lender or investment banking) incurred by it in connection with the transactions contemplated by this Agreement; provided that if any Party institutes any Legal Proceeding against the other Party arising out of or relating to this Agreement, the prevailing Party in such Legal Proceeding shall be entitled to receive, in addition to all other Damages to which it may be entitled to reasonable attorneys’ fees and expenses and court costs incurred by the prevailing party.

23.7	Amendment. The Parties may amend this Agreement only by a written agreement signed by the Parties and that identifies itself as an amendment to this Agreement.

23.8
Waiver. The Parties may waive a provision of this Agreement only by a writing signed by the Party against whom enforcement of the waiver is sought. A Party is not prevented from enforcing any right, remedy or condition in the Party’s favor because of any failure or delay in exercising any right or remedy or in requiring satisfaction of any condition, except to the extent that the Party specifically waives the same in writing. A written waiver given for one matter or occasion is effective only in that instance and only for the purpose stated. A waiver once given is not to be construed as a waiver for any other matter or occasion.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

23.9
Notices. Each Party giving any notice required or permitted under this Agreement will give the notice in writing, and will be deemed to have been duly given: (a) when received if delivered personally; (b) when transmitted if sent by facsimile or telecopy (with transmission confirmed); (c) the day after it is sent if sent by commercial overnight courier (with receipt confirmed); (d) upon receipt if sent by certified or registered mail (return receipt requested); or (e) when transmitted if sent by email (with receipt confirmed by recipient). Notice to a Party is effective for purposes of this Agreement only if given as provided in this Section 23.9 at the address of which the sending Party has been notified in accordance with this Section 23.9.

If to the Seller or Seller
Guarantor:	USG Corporation
550 West Adams Street
Chicago, Illinois 60661
Facsimile: 312.672.6815
Attention: Chief Financial Officer
Email: mhilzinger@usg.com

With copies to:	USG Corporation
550 West Adams Street
Chicago, Illinois 60661
Facsimile: 312.672.6815
Attention: General Counsel
Email: mwarner@usg.com

and

Jones Day
150 West Jefferson Street
Suite 2100
Detroit, Michigan 48226
Facsimile: +1.313.230.7997
Attention: Timothy Melton
Bryan Zair
Email: tmelton@jonesday.com
bzair@jonesday.com

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

If to the Distributor:	L&W Supply Corporation
c/o
ABC Supply Co., Inc.
One ABC Parkway
Beloit, Wisconsin 53511
Facsimile: 608.363.2449
Attention: Todd Buehl
Email: tbuehl@abcsupply.com

With copies to:	ABC Supply Co., Inc.
200 Randolph Avenue
Huntsville, Alabama 35801
Facsimile: +1.256.539.6024
Attention: Karl W. Leo
Email: kleo@leo-law.com

and

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Facsimile: +1.312.862.2200
Attention: R. Henry Kleeman
Joydeep Dasmunshi
Email: hkleeman@kirkland.com
joydeep.dasmunshi@kirkland.com

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

If to the Parent
Guarantor:	ABC Supply Co., Inc.
200 Randolph Avenue
Huntsville, Alabama 35801
Facsimile: +1.256.539.6024
Attention: Karl W. Leo
Email: kleo@leo-law.com

With copies to:	Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Facsimile: +1.312.862.2200
Attention: R. Henry Kleeman
Joydeep Dasmunshi
Email: hkleeman@kirkland.com
joydeep.dasmunshi@kirkland.com

23.10
Specific Performance. The Parties agree that irreparable damage for which monetary Damages, even if available, would not be an adequate remedy, would occur if the Parties do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Therefore, notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that the Parties will be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with any such Order or injunction.

23.11	Construction of Agreement.

(a)
Where this Agreement states that a Party “shall,” “will” or “must” perform in some manner or otherwise act or omit to act, it means that the Party is legally obligated to do so in accordance with this Agreement.

(b)
In the negotiation of this Agreement, each Party has received advice from its own attorney. This Agreement is not to be construed for or against any Party based on which Party drafted any of the provisions of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(c)	The captions, titles, headings, recitals and table of contents included in this Agreement are for convenience only, and do not affect the construction or interpretation of this Agreement.

(d)
This Agreement does not, and is not intended to, confer any rights or remedies in favor of any Person other than the Parties signing this Agreement, except as may be specifically set forth in other provisions of this Agreement.

(e)
The words “including,” “includes,” or “include” are to be read as listing non-exclusive examples of the matters referred to, whether or not words such as “without limitation” or “but not limited to” are used in each instance.

(f)
The words “hereof,” “herein”, “hereunder”, and words of similar import when used in this Agreement will refer to this Agreement as a whole (including any schedules to this Agreement) and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

(g)	Any reference in this Agreement to wire transfers or other payments requires payment in United States Dollars unless some other currency is expressly stated in that reference.

(h)
Any reference in this Agreement to the singular includes the plural where appropriate. Any reference in this Agreement to the masculine, feminine or neuter gender includes the other genders where appropriate.

(i)	All schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

(j)	Any capitalized terms used in any schedule but not otherwise defined therein will be defined as set forth in this Agreement.

(k)	Unless otherwise provided, references to any schedules, sections or subsections refer to schedules, sections or subsections of this Agreement.

23.12
No Joint Venture. Nothing in this Agreement creates a joint venture or partnership between the Parties. This Agreement does not authorize any Party (a) to bind or commit, or to act as an agent, employee or legal Representative of, another Party, except as may be specifically set forth in other provisions of this Agreement, or (b) to have the power to control the activities and operations of another Party. The Parties are independent contractors with respect to each other under this Agreement. Each Party agrees not to hold itself out as having any authority or relationship contrary to this Section 23.12.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

The Parties have executed this Agreement as of the date first set forth above.

USG INTERIORS, LLC

By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Vice President and Assistant Treasurer

UNITED STATES GYPSUM COMPANY

By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Vice President and Assistant Treasurer

USG CORPORATION (as Seller Guarantor for the limited purpose of Sections 11, 13 and 22)

By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SUPPLY AGREEMENT]

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

L&W SUPPLY CORPORATION

By:	/s/ Todd M. Buehl
Name: Todd M. Buehl
Title: SVP and CFO

AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC. (as Parent Guarantor for the limited purpose of Section 21)

By:	/s/ Keith Rozolis
Name: Keith Rozolis
Title: CEO

[SIGNATURE PAGE TO SUPPLY AGREEMENT]

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*****
SCHEDULE A-1

Product Category: *****
(4 pages redacted)
*****

Schedule A-1 – Page 1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*****
SCHEDULE A-2

Product Category: *****
(7 pages redacted)

*****

Schedule A-2 – Page 1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*****
SCHEDULE A-3

Product Category: *****
(3 pages redacted)
*****

Schedule A-3 – Page 1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*****
SCHEDULE A-4
Product Category: *****
(3 pages redacted)
*****

Schedule A-4 – Page 1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*****
SCHEDULE A-5

Product Category: *****
(3 pages redacted)
*****

Schedule A-5 – Page 1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE B

Locations
(4 pages redacted)
*****

Schedule B – Page 1

CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*****
SCHEDULE C

*****
(2 pages redacted)
*****

Schedule C – Page 1